Second Quarter 2010

Supplemental Operating and Financial Data

for the Quarter Ended June 30, 2010

Contact:	6110 Executive Boulevard

William T. Camp	Suite 800

Executive Vice President and	Rockville, MD 20852

Chief Financial Officer	(301) 984-9400

E-mail: bcamp@writ.com	(301) 984-9610 fax

Washington Real Estate Investment Trust (“WRIT”) is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington metro region. WRIT is diversified, as it invests in office, industrial/flex, medical office, retail, and multifamily properties and land for development.

Year to date, WRIT has issued 2,388,329 common shares through its Sales Agency Financing Agreement with BNY Mellon Capital Markets at an average price of $29.55 for gross proceeds of $70.5 million. WRIT used the proceeds to fund the Quantico acquisition and pay down a portion of the line of credit. At the end of the quarter, the outstanding balance on the line of credit was $107 million. Subsequent to quarter end, WRIT repurchased $7.6 million of its 3.875% convertible notes at an average price of 100.25% of par, and also prepaid a $21.7 million mortgage on The Ridges and The Crescent office properties in Gaithersburg, Maryland.

In the second quarter WRIT acquired 925 and 1000 Corporate Drive at Quantico Corporate Center in Stafford, Virginia for $68 million. The newly constructed Class A office properties total 271,000 square feet and are 100% leased to 14 tenants, primarily defense and government contractors serving Marine Corps Base Quantico including BAE Systems, General Dynamics, and MITRE Corporation. WRIT funded the acquisition using available cash and its line of credit and expects to achieve a first year unleveraged cash yield of 8.8%.

WRIT also completed the sale of three office properties and one industrial property in Rockville, Maryland totaling 229,000 square feet for $23.4 million. The Lexington Building, the Saratoga Building, Parklawn Plaza and Charleston Business Center were identified as disposition candidates as part of WRIT’s strategy of recycling capital into more modern assets inside the Beltway, near major transportation nodes, or with Base Realignment and Closure (BRAC) initiatives or other significant employment drivers in the greater metro area. Net book gain on the sale was $7.9 million.

During the second quarter, WRIT signed commercial leases for 641,000 square feet with an average lease term of 5.5 years. The average rental rate increase on new and renewal leases was 16.2% on a GAAP basis and 6.4% on a cash basis. Commercial tenant improvement costs were $11.27 per square foot and leasing costs were $8.42 per square foot for the quarter.

As of June 30, 2010, WRIT owned a diversified portfolio of 88 properties totaling approximately 11 million square feet of commercial space and 2,540 residential units. These 88 properties consist of 26 office properties, 19 industrial/flex properties, 18 medical office properties, 14 retail centers, 11 multifamily properties and land for development. WRIT shares are publicly traded on the New York Stock Exchange (NYSE:WRE).

With investments in the multifamily, retail, industrial/flex, office and medical office segments, WRIT is uniquely diversified. This balanced portfolio provides stability during market fluctuations in specific property types.

*	Excludes discontinued operations:

Sold Properties: Parklawn Plaza, Lexington Building, Saratoga Building and Charleston Business Center.

Certain statements in the supplemental disclosures which follow are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, the effect of the current credit and financial market conditions, the availability and cost of capital, fluctuations in interest rates, tenants’ financial conditions, the timing and pricing of lease transactions, levels of competition, the effect of government regulation, the impact of newly adopted accounting principles, changes in general and local economic and real estate market conditions, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2009 Form 10-K and first quarter 2010 10-Q. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Schedule	Page

Key Financial Data
Consolidated Statements of Operations	4
Consolidated Balance Sheets	5
Funds From Operations and Funds Available for Distribution	6
Adjusted Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)	7

Capital Analysis
Long-Term Debt Analysis	8-9
Capital Analysis	10

Portfolio Analysis
Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth	11
Core Portfolio Net Operating Income (NOI) Summary	12
Core Portfolio Net Operating Income (NOI) Detail for the Quarter	13-14
Net Operating Income (NOI) by Region	15
Core Portfolio & Overall Economic Occupancy Levels by Sector	16

Tenant Analysis
Commercial Leasing Summary	17
10 Largest Tenants—Based on Annualized Base Rent	18
Industry Diversification	19
Lease Expirations as of June 30, 2010	20

Growth and Strategy

2010 Acquisition and Disposition Summary	21

Appendix
Schedule of Properties	22-23
Supplemental Definitions	24

Three Months Ended
06/30/10	03/31/10	12/31/09	09/30/09	06/30/09
OPERATING RESULTS

Real estate rental revenue	$75,145	$76,446	$77,254	$74,987	$75,596
Real estate expenses	(24,157)	(27,401)	(25,844)	(25,573)	(25,078)

50,988	49,045	51,410	49,414	50,518

Real estate depreciation and amortization	(23,669)	(23,512)	(23,802)	(23,484)	(23,178)

Income from real estate	27,319	25,533	27,608	25,930	27,340

Other income (expense)	(112)	234	297	(54)	(2)
Gain from non-disposal activities	—	—	11	62	—
Gain (loss) on extinguishment of debt	—	(42)	(1,595)	(133)	1,219
Interest expense	(17,013)	(17,065)	(17,780)	(18,224)	(19,316)
General and administrative	(3,519)	(3,783)	(3,187)	(3,518)	(3,375)

Income from continuing operations	6,675	4,877	5,354	4,063	5,866

Discontinued operations:
Income from operations of properties held for sale	404	388	422	393	602
Gain on sale of real estate	7,942	—	1,527	5,147	6,674

Income from discontinued operations	8,346	388	1,949	5,540	7,276

Net income	15,021	5,265	7,303	9,603	13,142
Less: Net income from noncontrolling interests	(27)	(49)	(49)	(53)	(52)

Net income attributable to the controlling interests	$14,994	$5,216	$7,254	$9,550	$13,090

Per Share Data
Net income attributable to the controlling interests	$0.24	$0.09	$0.12	$0.16	$0.23

Fully diluted weighted average shares outstanding	61,287	60,001	59,833	58,571	56,277

Percentage of Revenues:
Real estate expenses	32.1%	35.8%	33.5%	34.1%	33.2%
General and administrative	4.7%	4.9%	4.1%	4.7%	4.5%

Ratios:
Adjusted EBITDA / Interest expense	2.8	x	2.7	x	2.8	x	2.6	x	2.5	x

Income from continuing operations attributable to the controlling interest/Total real estate revenue	8.8%	6.3%	6.9%	5.3%	7.7%

Net income attributable to the controlling interest/Total real estate revenue	20.0%	6.8%	9.4%	12.7%	17.3%

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Assets
Land	$418,177	$408,779	$408,779	$408,779	$407,470
Income producing property	1,943,146	1,889,281	1,886,408	1,877,614	1,853,608

	2,361,323	2,298,060	2,295,187	2,286,393	2,261,078
Accumulated depreciation and amortization	(508,693)	(488,387)	(468,291)	(448,663)	(428,681)

Net income producing property	1,852,630	1,809,673	1,826,896	1,837,730	1,832,397
Development in progress, including land held for development	25,952	25,561	25,031	24,611	24,140

Total real estate held for investment, net	1,878,582	1,835,234	1,851,927	1,862,341	1,856,537

Investment in real estate held for sale, net	—	14,212	14,289	16,782	24,436
Cash and cash equivalents	13,338	10,758	11,203	7,119	58,446
Restricted cash	23,132	20,465	19,170	18,072	21,038
Rents and other receivables, net of allowance for doubtful accounts	53,164	52,686	50,441	49,031	48,558
Prepaid expenses and other assets	98,624	93,020	97,605	104,160	100,537
Other assets related to properties sold or held for sale	—	601	590	892	1,260

Total assets	$2,066,840	$2,026,976	$2,045,225	$2,058,397	$2,110,812

Liabilities and Equity
Notes payable	$689,007	$688,358	$688,912	$796,064	$807,128
Mortgage notes payable	403,612	404,518	405,451	406,377	457,238
Lines of credit/short-term note payable	107,000	110,000	128,000	6,000	15,000
Accounts payable and other liabilities	54,901	53,628	52,580	64,370	70,933
Advance rents	10,460	9,963	11,103	9,666	9,301
Tenant security deposits	9,565	9,736	9,668	9,816	9,803
Other liabilities related to properties sold or held for sale	—	502	448	535	654

Total Liabilities	1,274,545	1,276,705	1,296,162	1,292,828	1,370,057

Equity
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	625	607	599	598	584
Additional paid-in capital	1,020,768	966,952	944,825	942,884	901,603
Distributions in excess of net income	(230,942)	(219,094)	(198,412)	(179,639)	(163,425)
Accumulated other comprehensive income (loss)	(1,949)	(2,004)	(1,757)	(2,080)	(1,808)

Total shareholders' equity	788,502	746,461	745,255	761,763	736,954
Noncontrolling interests in subsidiaries	3,793	3,810	3,808	3,806	3,801

Total equity	792,295	750,271	749,063	765,569	740,755

Total liabilities and equity	$2,066,840	$2,026,976	$2,045,225	$2,058,397	$2,110,812

Total Debt / Total Market Capitalization	0.41:1	0.39:1	0.43:1	0.41:1	0.50:1

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

	Three Months Ended
	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009
Funds from operations(1)
Net income (loss) attributable to the controlling interests	$14,994	$5,216	$7,254	$9,550	$13,090
Real estate depreciation and amortization	23,669	23,512	23,802	23,484	23,178
Gain from non-disposal activities	—	—	(11)	(62)	—
Discontinued operations:
Gain on sale of real estate	(7,942)	—	(1,527)	(5,147)	(6,674)
Real estate depreciation and amortization	—	96	146	205	330

Funds From Operations (FFO)	$30,721	$28,824	$29,664	$28,030	$29,924

FFO per share—basic	$0.50	$0.48	$0.50	$0.48	$0.53
FFO per share—fully diluted	$0.50	$0.48	$0.50	$0.48	$0.53

FFO per share—fully diluted, excluding gain (loss) on extinguishment of debt	$0.50	$0.48	$0.52	$0.48	$0.51

Funds available for distribution(2)
Non-cash (gain)/loss on extinguishment of debt	—	42	595	133	(1,219)
Tenant improvements	(2,331)	(2,012)	(4,425)	(2,272)	(4,727)
External and internal leasing commissions capitalized	(1,767)	(2,268)	(1,058)	(1,543)	(2,186)
Recurring capital improvements	(1,999)	(864)	(1,442)	(1,756)	(1,984)
Straight-line rent, net	(812)	(608)	(1,527)	(576)	(612)
Non-cash fair value interest expense	783	776	773	794	900
Non-real estate depreciation and amortization	993	993	1,037	1,122	1,177
Amortization of lease intangibles, net	(405)	(562)	(777)	(559)	(654)
Amortization and expensing of restricted share and unit compensation	1,355	1,633	820	1,136	927

Funds Available for Distribution (FAD)	$26,538	$25,954	$23,660	$24,509	$21,546

Total Dividends Paid	$26,677	$25,890	$25,843	$25,591	$25,193

Average shares—basic	61,171	59,898	59,735	58,556	56,276
Average shares—fully diluted	61,287	60,001	59,833	58,571	56,277

(1)

Funds From Operations (“FFO”) – The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.

(2)

Funds Available for Distribution (“FAD”) is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization and adding or subtracting the amortization of lease intangibles as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

	Three Months Ended
	06/30/10	03/31/10	12/31/09	09/30/09	06/30/09
Adjusted EBITDA(1)

Net income attributable to the controlling interests	$14,994	$5,216	$7,254	$9,550	$13,090
Add:

Interest expense	17,013	17,065	17,780	18,224	19,316
Real estate depreciation and amortization	23,669	23,608	23,948	23,689	23,508
Non-real estate depreciation	274	272	288	293	306
Less:
Gain on sale of real estate	(7,942)	—	(1,527)	(5,147)	(6,674)
Loss (gain) on extinguishment of debt	—	42	1,595	133	(1,219)
Gain from non-disposal activities	—	—	(11)	(62)	—

Adjusted EBITDA	$48,008	$46,203	$49,327	$46,680	$48,327

(1)

Adjusted EBITDA is earnings before interest expense, taxes, depreciation, amortization, gain on sale of real estate, gain/loss on extinguishment of debt and gain from non-disposal activities. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure.

	June 30, 2010		March 31, 2010		December 31, 2009		September 30, 2009	June 30, 2009
Balances Outstanding

Secured
Conventional fixed rate	$403,612		$404,518		$405,451		$406,377	$457,238

Secured total	403,612		404,518		405,451		406,377	457,238

Unsecured
Fixed rate bonds and notes	689,007		688,358		688,912		796,064	807,128
Credit facility	107,000		110,000		128,000		6,000	15,000

Unsecured total	796,007		798,358		816,912		802,064	822,128

Total	$1,199,619		$1,202,876		$1,222,363		$1,208,441	$1,279,366

Average Interest Rates

Secured
Conventional fixed rate	5.9%		5.9%		5.9%		5.9%	6.0%

Secured total	5.9%		5.9%		5.9%		5.9%	6.0%

Unsecured
Fixed rate bonds	5.7%		5.7%		5.7%		5.7%	5.7%
Credit facilities	2.4	%(1)	2.4	%(1)	2.8	%(1)	0.7%	0.7%

Unsecured total	5.3%		5.2%		5.2%		5.7%	5.6%

Average	5.5%		5.5%		5.5%		5.7%	5.8%

Note: The current balances outstanding of the secured and unsecured fixed rate bonds and notes are shown net of discounts/premiums in the amount of $7,058,862 and $4,088,407, respectively.

(1)

On December 1, 2009, we borrowed $100.0 million on a line of credit in order to prepay the $100.0 million term loan. Through February 19, 2010, the interest rate on this $100.0 million borrowing on our lines of credit is effectively fixed by an interest rate swap at 3.375%. Beginning February 20, 2010 through November 1, 2011, an interest rate swap effectively fixes the interest rate at 2.525%.

	Future Maturities of Debt
Year	Secured Debt		Unsecured Debt		Credit Facilities	Total Debt	Average Interest Rate
2010	$23,794	(2)	$—		$—	$23,794	5.8%
2011	13,349		283,095	(1)	107,000	403,444	5.0%
2012	21,362		50,000		—	71,362	5.0%
2013	106,630		60,000		—	166,630	5.4%
2014	1,516		100,000		—	101,516	5.3%
2015	20,041		150,000		—	170,041	5.3%
2016	82,281		—		—	82,281	5.7%
2017	103,193		—		—	103,193	7.2%
2018	1,402		—		—	1,402	5.4%
Thereafter	37,102		50,000		—	87,102	6.5%

Total maturities	$410,670		$693,095		$107,000	$1,210,765	5.5%

Weighted average maturity = 4.0 years

(1)

The 3.875% convertible notes due 2026 in the aggregate principal amount of $133.1 million are puttable at par in September, 2011. Due to the probability that the convertible notes will be paid off in September, 2011, that date is reflected in the future maturities schedule. The effective rate on this debt is 5.875%, which reflects our nonconvertible debt borrowing rate at the inception of the 3.875% convertible notes.

(2)	The 5.82% mortgage note payable maturing in August, 2033 in the aggregate principal amount of $21.7 million was repaid without penalty on July 12, 2010.

	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Market Data

Shares Outstanding	62,380	60,545	59,811	59,724	58,250
Market Price per Share	$27.59	$30.55	$27.55	$28.80	$22.37
Equity Market Capitalization	$1,721,064	$1,849,650	$1,647,793	$1,720,051	$1,303,053

Total Debt	$1,199,619	$1,202,876	$1,222,363	$1,208,441	$1,279,366
Total Market Capitalization	$2,920,683	$3,052,526	$2,870,156	$2,928,492	$2,582,419

Total Debt to Market Capitalization	0.41:1	0.39:1	0.43:1	0.41:1	0.50:1

Earnings to Fixed Charges(1)	1.4 x	1.3 x	1.3 x	1.2 x	1.3 x
Debt Service Coverage Ratio(2)	2.7 x	2.5 x	2.6 x	2.4 x	2.4 x

Dividend Data

Total Dividends Paid	$26,677	$25,890	$25,842	$25,591	$25,193
Common Dividend per Share	$0.4325	$0.4325	$0.4325	$0.4325	$0.4325
Payout Ratio (FFO per share basis)	86.5%	90.1%	86.5%	90.1%	81.6%

(1)

The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations attributable to the controlling interests plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

(2)	Debt service coverage ratio is computed by dividing Adjusted EBITDA (see page 7) by interest expense and principal amortization.

	Second Quarter(1)
	NOI Growth	Rental Rate Growth
Cash Basis:
Multifamily	2.7%	-1.2%
Office Buildings	0.1%	2.0%
Medical Office Buildings	7.0%	3.4%
Retail Centers	0.5%	1.5%
Industrial/Flex	-13.6%	0.3%

Overall Core Portfolio	-0.5%	1.5%

	Second Quarter(1)
	NOI Growth	Rental Rate Growth
GAAP Basis:
Multifamily	2.6%	-1.1%
Office Buildings	1.1%	2.7%
Medical Office Buildings	4.2%	2.7%
Retail Centers	-0.4%	1.1%
Industrial/Flex	-13.8%	-0.4%

Overall Core Portfolio	-0.6%	1.5%

[1]	Non-core properties were:

Acquisitions: Office—Quantico Corporate Center;

Medical Office—Lansdowne Medical Office Building;

Sold properties: Multifamily—Avondale;

Office—Brandywine Center, Parklawn Plaza, Saratoga Building and Lexington Building;

Industrial—Crossroads Distribution Center, Tech 100 Industrial Park and Charleston Business Center;

Development: Multifamily—Bennett Park and Clayborne Apartments;

Office—Dulles Station, Phase I.

	Three Months Ended June 30,
	2010	2009	% Change
Cash Basis:
Multifamily	$6,050	$5,893	2.7%
Office Buildings	20,178	20,150	0.1%
Medical Office Buildings	7,611	7,110	7.0%
Retail Centers	7,493	7,455	0.5%
Industrial/Flex	6,100	7,058	-13.6%

	$47,432	$47,666	-0.5%

GAAP Basis:
Multifamily	$6,248	$6,087	2.6%
Office Buildings	21,030	20,808	1.1%
Medical Office Buildings	7,785	7,468	4.2%
Retail Centers	7,634	7,668	-0.4%
Industrial/Flex	6,087	7,060	-13.8%

	$48,784	$49,091	-0.6%

	Three Months Ended June 30, 2010
	Multifamily	Office	Medical Office	Retail	Industrial/Flex	Corporate and Other	Total
Real estate rental revenue
Core portfolio	$9,962	$31,625	$11,277	$10,200	$8,363	$—	$71,427
Non-core - acquired and in development [1]	1,952	1,755	11	—	—	—	3,718

Total	11,914	33,380	11,288	10,200	8,363	—	75,145
Real estate expenses
Core portfolio	3,714	10,595	3,492	2,566	2,276	—	22,643
Non-core - acquired and in development [1]	809	594	111	—	—	—	1,514

Total	4,523	11,189	3,603	2,566	2,276	—	24,157
Net Operating Income (NOI)
Core portfolio	6,248	21,030	7,785	7,634	6,087	—	48,784
Non-core - acquired and in development [1]	1,143	1,161	(100)	—	—	—	2,204

Total	$7,391	$22,191	$7,685	$7,634	$6,087	$—	$50,988

Core portfolio NOI GAAP basis (from above)	$6,248	$21,030	$7,785	$7,634	$6,087	$—	$48,784
Straight-line revenue, net for core properties	(6)	(535)	(72)	(72)	51	—	(634)
FAS 141 Min Rent	(192)	(394)	(106)	(80)	(44)	—	(816)
Amortization of lease intangibles for core properties	—	77	4	11	6	—	98

Core portfolio NOI, cash basis	$6,050	$20,178	$7,611	$7,493	$6,100	$—	$47,432

Reconciliation of NOI to Net Income
Total NOI	$7,391	$22,191	$7,685	$7,634	$6,087	$—	$50,988
Other income (expense)	—	—	—	—	—	(112)	(112)
Interest expense	(1,710)	(2,584)	(1,348)	(322)	(236)	(10,813)	(17,013)
Depreciation and amortization	(3,446)	(11,289)	(3,909)	(1,778)	(2,911)	(336)	(23,669)
General and administrative	—	—	—	—	—	(3,519)	(3,519)
Discontinued operations [2]	—	229	—	—	175	—	404
Gain on sale of real estate	—	—	—	—	—	7,942	7,942

Net Income	2,235	8,547	2,428	5,534	3,115	(6,838)	15,021
Net income attributable to noncontrolling interests	—	—	—	—	—	(27)	(27)

Net income attributable to the controlling interests	$2,235	$8,547	$2,428	$5,534	$3,115	$(6,865)	$14,994

[1]

Non-core acquired and in development properties: Acquisition: Medical Office - Lansdowne Medical Office Building; Office - Quantico Corporate Center. Development - Bennett Park, Clayborne Apartments and Dulles Station.

[2]	Discontinued operations include sold properties: Office - Parklawn Plaza, Saratoga Building and Lexington Building; Industrial - Charleston Business Center.

	Three Months Ended June 30, 2009
	Multifamily	Office	Medical Office	Retail	Industrial/Flex	Corporate and Other	Total
Real estate rental revenue
Core portfolio	$9,912	$32,226	$11,034	$10,233	$9,527	$—	$72,932
Non-core - acquired and in development [1]	1,692	972	—	—	—	—	2,664

Total	11,604	33,198	11,034	10,233	9,527	—	75,596
Real estate expenses
Core portfolio	3,825	11,418	3,566	2,565	2,467	—	23,841
Non-core - acquired and in development [1]	871	366	—	—	—	—	1,237

Total	4,696	11,784	3,566	2,565	2,467	—	25,078
Net operating income (NOI)
Core portfolio	6,087	20,808	7,468	7,668	7,060	—	49,091
Non-core - acquired and in development [1]	821	606	—	—	—	—	1,427

Total	$6,908	$21,414	$7,468	$7,668	$7,060	$—	$50,518

Core portfolio NOI GAAP basis (from above)	$6,087	$20,808	$7,468	$7,668	$7,060	$—	$49,091
Straight-line revenue, net for core properties	(3)	(220)	(160)	(113)	13	—	(483)
FAS 141 min rent	(191)	(458)	(198)	(103)	(20)	—	(970)
Amortization of lease intangibles for core properties	—	20	—	3	5	—	28

Core portfolio NOI, cash basis	$5,893	$20,150	$7,110	$7,455	$7,058	$—	$47,666

Reconciliation of NOI to net income
Total NOI	$6,908	$21,414	$7,468	$7,668	$7,060	$—	$50,518
Other income (expense)	—	—	—	—	—	(2)	(2)
Interest expense	(2,630)	(2,600)	(1,375)	(328)	(242)	(12,141)	(19,316)
Depreciation and amortization	(3,507)	(10,951)	(3,758)	(1,866)	(2,834)	(262)	(23,178)
General and administrative	—	—	—	—	—	(3,375)	(3,375)
Discontinued operations [2]	81	252	—	—	269	—	602
Gain on sale of real estate	—	—	—	—	—	6,674	6,674
Gain on extinguishment of debt	—	—	—	—	—	1,219	1,219

Net income	852	8,115	2,335	5,474	4,253	(7,887)	13,142
Net income attributable to noncontrolling interests	—	—	—	—	—	(52)	(52)

Net income attributable to the controlling interests	$852	$8,115	$2,335	$5,474	$4,253	$(7,939)	$13,090

[1]	Non-core acquired and development properties were: Development - Multifamily - Bennett Park and Clayborne Apartments; Office - Dulles Station.
[2]

Discontinued operations include sold properties: Multifamily - Avondale; Office - Brandywine Center, Parklawn Plaza, Saratoga Building and Lexington Building; Industrial - Crossroads Distribution Center, Tech 100 Industrial Park and Charleston Business Center.

	Percentage of Q2 2010 GAAP NOI	Percentage of YTD 2010 GAAP NOI
DC
Multifamily	3.5%	3.5%
Office	15.3%	15.4%
Medical Office Buildings	1.7%	1.8%
Retail	0.7%	0.6%
Industrial/Flex	0.0%	0.0%

	21.2%	21.3%

Maryland
Multifamily	2.1%	1.9%
Office	12.6%	12.8%
Medical Office Buildings	4.5%	4.5%
Retail	8.6%	8.5%
Industrial/Flex	4.2%	4.3%

	32.0%	32.0%

Virginia
Multifamily	8.8%	8.6%
Office	15.7%	15.3%
Medical Office Buildings	8.8%	8.9%
Retail	5.6%	5.7%
Industrial/Flex	7.9%	8.2%

	46.8%	46.7%

Total Portfolio [1]	100.0%	100.0%

	Percentage of Q2 2010 GAAP NOI	Percentage of YTD 2010 GAAP NOI
Inside the Beltway
Multifamily	13.6%	13.4%
Office	21.0%	21.2%
Medical Office Buildings	2.9%	2.9%
Retail	6.0%	6.1%
Industrial/Flex	2.2%	2.3%

	45.7%	45.9%

Outside the Beltway
Multifamily	0.9%	0.8%
Office	22.5%	22.3%
Medical Office Buildings	12.2%	12.2%
Retail	8.9%	8.8%
Industrial/Flex	9.8%	10.0%

	54.3%	54.1%

Total Portfolio [1]	100.0%	100.0%

[1]	Excludes discontinued operations: Sold Properties - Parklawn Plaza, Saratoga Building, Lexington Building and Charleston Business Center.

GAAP Basis

	Core Portfolio		All Properties
Sector	2nd QTR 2010	2nd QTR 2009	2nd QTR 2010	2nd QTR 2009

Multifamily	94.0%	92.4%	93.7%	90.6%
Office Buildings	91.5%	93.8%	91.3%	93.0%
Medical Office Buildings	95.7%	95.9%	91.0%	95.9%
Retail Centers	92.0%	95.0%	92.0%	95.0%
Industrial / Flex	82.3%	90.6%	82.8%	90.2%

Overall Portfolio	91.4%	93.7%	90.7%	92.9%

	2nd Quarter 2010		1st Quarter 2010		4th Quarter 2009		3rd Quarter 2009		2nd Quarter 2009
Gross Leasing Square Footage
Office Buildings	149,296		198,868		133,548		181,625		301,397
Medical Office Buildings	92,041		23,951		33,386		37,202		56,752
Retail Centers	113,878		5,805		95,037		12,358		21,339
Industrial Centers	285,628		45,616		44,503		94,805		174,241

Total	640,843		274,240		306,474		325,990		553,729

Weighted Average Term (yrs)
Office Buildings	6.7		5.6		5.2		3.4		4.7
Medical Office Buildings	5.4		9.0		7.2		6.3		3.3
Retail Centers	5.7		5.0		5.2		1.9		4.5
Industrial Centers	4.9		3.3		4.9		2.3		4.3

Total	5.5		5.5		5.4		3.4		4.4

	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAA P	CASH
Rental Rate Increases:
Rate on expiring leases
Office Buildings	$29.71	$30.35	$26.85	$27.91	$29.87	$31.85	$27.08	$28.83	$34.96	$35.57
Medical Office Buildings	32.29	34.30	32.18	33.92	30.67	31.66	33.33	34.84	31.57	32.61
Retail Centers	16.10	16.38	25.83	27.42	13.69	14.12	23.39	25.08	31.37	33.42
Industrial Centers	10.05	10.46	9.29	9.93	9.33	9.62	8.43	8.63	8.26	8.50

Total	$18.90	$19.57	$24.37	$25.43	$21.96	$23.10	$22.23	$23.50	$26.07	$26.66

Rate on new leases
Office Buildings	$31.49	$28.84	$30.97	$28.86	$29.90	$28.19	$29.06	$27.98	$41.13	$39.27
Medical Office Buildings	39.30	36.44	40.38	35.27	39.40	35.95	39.59	36.63	34.02	32.75
Retail Centers	16.30	16.03	31.31	29.97	13.67	13.00	21.37	21.11	32.90	31.29
Industrial Centers	13.62	13.50	9.47	9.20	9.02	8.41	8.66	8.45	8.01	7.61

Total	$21.95	$20.82	$28.22	$26.18	$22.87	$21.45	$24.04	$23.03	$29.66	$28.33

Percentage Increase
Office Buildings	6.00%	-5.00%	15.34%	3.43%	0.11%	-11.48%	7.31%	-2.94%	17.66%	10.41%
Medical Office Buildings	21.73%	6.26%	25.48%	3.98%	28.46%	13.53%	18.78%	5.13%	7.77%	0.45%
Retail Centers	1.24%	-2.15%	21.21%	9.30%	-0.15%	-7.93%	-8.64%	-15.83%	4.88%	-6.38%
Industrial Centers	35.57%	29.11%	1.90%	-7.38%	-3.29%	-12.61%	2.70%	-2.03%	-3.09%	-10.42%

Total	16.15%	6.39%	15.79%	2.92%	4.16%	-7.14%	8.13%	-2.00%	13.77%	6.26%

	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements
Office Buildings	$4,512,498	$30.23	$3,473,255	$17.47	$1,430,285	$10.71	$1,747,491	$9.62	$3,890,858	$12.91
Medical Office Buildings	1,610,073	17.49	595,969	24.88	665,314	19.93	678,100	18.23	484,933	8.54
Retail Centers	587,775	5.16	—	—	711,150	7.48	—	—	5,000	0.23
Industrial Centers	513,745	1.80	64,327	1.41	64,692	1.45	69,072	0.73	253,524	1.46

Subtotal	$7,224,091	$11.27	$4,133,551	$15.07	$2,871,441	$9.37	$2,494,663	$7.65	$4,634,315	$8.37

Leasing Costs
Office Buildings	$3,316,582	$22.21	$2,064,933	$10.38	$1,713,899	$12.83	$894,657	$4.93	$2,303,430	$7.64
Medical Office Buildings	959,827	10.43	400,746	16.73	677,283	20.29	330,462	8.88	321,542	5.67
Retail Centers	195,025	1.71	7,808	1.35	416,159	4.38	20,213	1.64	99,117	4.64
Industrial Centers	921,870	3.23	97,391	2.14	119,606	2.69	43,071	0.45	711,484	4.08

Subtotal	$5,393,304	$8.42	$2,570,878	$9.37	$2,926,947	$9.55	$1,288,403	$3.95	$3,435,573	$6.20

Tenant Improvements and Leasing Costs
Office Buildings	$7,829,080	$52.44	$5,538,188	$27.85	$3,144,184	$23.54	$2,642,148	$14.55	$6,194,288	$20.55
Medical Office Buildings	2,569,900	27.92	996,715	41.61	1,342,597	40.21	1,008,562	27.11	806,475	14.21
Retail Centers	782,800	6.87	7,808	1.35	1,127,309	11.86	20,213	1.64	104,117	4.88
Industrial Centers	1,435,615	5.03	161,718	3.55	184,298	4.14	112,143	1.18	965,008	5.54

Total	$12,617,395	$19.69	$6,704,429	$24.45	$5,798,388	$18.92	$3,783,066	$11.60	$8,069,888	$14.57

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	60	4.40%	210,354	2.28%
Advisory Board Company	1	107	2.76%	180,925	1.96%
General Services Administration	9	42	2.52%	262,698	2.85%
INOVA Health System	7	46	1.92%	113,041	1.23%
IBM Corporation	2	104	1.91%	134,598	1.46%
Patton Boggs LLP	1	82	1.90%	110,566	1.20%
URS Corporation	2	44	1.70%	119,778	1.30%
Sunrise Assisted Living, Inc.	1	39	1.57%	115,289	1.25%
General Dynamics	2	26	1.34%	88,359	0.96%
Lafarge North America, Inc	1	1	1.30%	80,610	0.88%

Total/Weighted Average		59	21.32%	1,416,218	15.37%

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Professional, Scientific and Technical Services	$64,887,201	29.86%	2,394,441	25.88%
Ambulatory Health Care Services	39,492,281	18.17%	1,204,367	13.02%
Credit Intermediation and Related Activities	13,918,593	6.41%	333,399	3.60%
Executive, Legislative & Other General Government	10,412,850	4.79%	454,136	4.91%
Educational Services	6,762,162	3.11%	247,172	2.67%
Religious, Grantmaking, Civic, Professional	6,465,460	2.98%	197,798	2.14%
Food Services and Drinking Places	5,652,152	2.60%	218,456	2.36%
Administrative and Support Services	4,569,436	2.10%	306,431	3.31%
Food and Beverage Stores	4,149,029	1.91%	255,416	2.76%
Nursing and Residential Care Facilities	3,952,383	1.82%	145,010	1.57%
Broadcasting (except Internet)	3,680,691	1.69%	108,414	1.17%
Nonmetallic Mineral Product Manufacturing	3,209,127	1.48%	119,474	1.29%
Furniture and Home Furnishing Stores	3,173,716	1.46%	203,536	2.20%
Miscellaneous Store Retailers	2,886,229	1.33%	189,479	2.05%
Merchant Wholesalers-Durable Goods	2,857,764	1.32%	284,365	3.07%
Personal and Laundry Services	2,824,880	1.30%	100,329	1.09%
Health and Personal Care Services	2,192,498	1.01%	63,100	0.68%
Hospitals	2,049,577	0.94%	62,281	0.67%
Clothing and Clothing Accessories Stores	2,032,087	0.94%	124,935	1.35%
Sporting Goods/Books/Hobby/Music Stores	2,014,633	0.93%	144,171	1.56%
Miscellaneous Manufacturing	1,927,624	0.89%	181,959	1.97%
Merchant Wholesalers-Non Durable Goods	1,912,688	0.88%	205,868	2.23%
Real Estate	1,749,828	0.81%	63,640	0.69%
Specialty Trade Contractors	1,627,123	0.75%	170,908	1.85%
Construction of Buildings	1,540,083	0.71%	96,169	1.04%
General Merchandise Stores	1,443,781	0.66%	201,452	2.18%
Amusement, Gambling and Recreation industries	1,403,909	0.65%	106,464	1.15%
Computer & Electronic Product Manufacturing	1,386,351	0.64%	76,602	0.83%
Insurance Carriers and Related Activities	1,273,557	0.59%	50,651	0.55%
Printing and Related Support Activities	1,235,925	0.57%	64,775	0.70%
Data Processing & Hosting Services	1,080,001	0.50%	31,376	0.34%
Other	13,551,681	6.20%	843,988	9.12%

Total	$217,315,300	100.00%	9,250,562	100.00%

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
2010	54	246,498	6.40%	$7,457,391	$30.25	5.57%
2011	109	489,936	12.71%	15,737,616	32.12	11.75%
2012	85	427,385	11.09%	13,129,982	30.72	9.80%
2013	76	500,914	13.00%	15,563,974	31.07	11.62%
2014	70	724,114	18.79%	23,974,238	33.11	17.89%
2015 and thereafter	157	1,465,310	38.01%	58,128,943	39.67	43.37%

	551	3,854,157	100.00%	$133,992,144	$34.77	100.00%

Medical Office:
2010	33	108,894	9.36%	$3,673,449	$33.73	8.33%
2011	71	196,793	16.92%	6,721,380	34.15	15.24%
2012	46	151,802	13.05%	5,511,216	36.31	12.50%
2013	49	144,730	12.45%	5,050,796	34.90	11.45%
2014	37	114,172	9.82%	4,439,892	38.89	10.07%
2015 and thereafter	111	446,555	38.40%	18,698,022	41.87	42.41%

	347	1,162,946	100.00%	$44,094,755	$37.92	100.00%

Retail:
2010	27	112,535	6.56%	$2,393,132	$21.27	7.19%
2011	44	198,662	11.58%	3,450,933	17.37	10.37%
2012	40	138,573	8.07%	3,185,305	22.99	9.57%
2013	37	286,002	16.66%	4,347,732	15.20	13.06%
2014	19	90,016	5.25%	2,008,704	22.31	6.04%
2015 and thereafter	91	890,553	51.88%	17,894,719	20.09	53.77%

	258	1,716,341	100.00%	$33,280,525	$19.39	100.00%

Industrial/Flex:
2010	26	196,352	7.60%	$2,402,281	$12.23	7.68%
2011	59	508,651	19.70%	5,164,377	10.15	16.52%
2012	36	487,934	18.89%	5,568,131	11.41	17.81%
2013	35	444,126	17.20%	5,127,897	11.55	16.40%
2014	19	430,893	16.69%	5,656,341	13.13	18.09%
2015 and thereafter	35	514,620	19.92%	7,351,974	14.29	23.50%

	210	2,582,576	100.00%	$31,271,001	$12.11	100.00%

Total:
2010	140	664,279	7.13%	$15,926,253	$23.98	6.56%
2011	283	1,394,042	14.96%	31,074,306	22.29	12.81%
2012	207	1,205,694	12.94%	27,394,634	22.72	11.29%
2013	197	1,375,772	14.77%	30,090,399	21.87	12.40%
2014	145	1,359,195	14.59%	36,079,175	26.54	14.87%
2015 and thereafter	394	3,317,038	35.61%	102,073,658	30.77	42.07%

	1,366	9,316,020	100.00%	$242,638,425	$26.05	100.00%

*	Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

Acquisition Summary
		Acquisition Date	Square Feet	Leased Percentage at Acquisition	June 30, 2010 Leased Percentage	Investment
925 Corporate Drive	Stafford, VA	June 3, 2010	135,000	100%	100%	$34,000
1000 Corporate Drive	Stafford, VA	June 3, 2010	136,000	100%	100%	$34,000

Disposition Summary
		Disposition Date	Property Type	Square Feet	Sale Price	GAAP Gain
Parklawn Plaza	Rockville, MD	June 18, 2010	Office	40,000
Lexington Building	Rockville, MD	June 18, 2010	Office	46,000
Saratoga Building	Rockville, MD	June 18, 2010	Office	58,000
Charleston Business Center	Rockville, MD	June 18, 2010	Industrial	85,000

			Total	229,000	$23,430	$7,942

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	97,000
51 Monroe Street	Rockville, MD	1979	1975	210,000
515 King Street	Alexandria, VA	1992	1966	76,000
6110 Executive Boulevard	Rockville, MD	1995	1971	198,000
1220 19th Street	Washington, DC	1995	1976	102,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	166,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999	523,000
600 Jefferson Plaza	Rockville, MD	1999	1985	112,000
1700 Research Boulevard	Rockville, MD	1999	1982	101,000
Wayne Plaza	Silver Spring, MD	2000	1970	91,000
Courthouse Square	Alexandria, VA	2000	1979	113,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	80,000
1776 G Street	Washington, DC	2003	1979	263,000
Albemarle Point	Chantilly, VA	2005	2001	89,000
6565 Arlington Boulevard	Falls Church, VA	2006	1967/1998	140,000
West Gude Drive	Rockville, MD	2006	1984/1986/1988	276,000
The Ridges	Gaithersburg, MD	2006	1990	104,000
The Crescent	Gaithersburg, MD	2006	1989	49,000
Monument II	Herndon, VA	2007	2000	205,000
Woodholme Center	Pikesville, MD	2007	1989	73,000
2000 M Street	Washington, DC	2007	1971	227,000
Dulles Station	Herndon, VA	2005	2007	180,000
2445 M Street	Washington, DC	2008	1986	290,000
925 Corporate Drive	Stafford, VA	2010	2007	135,000
1000 Corporate Drive	Stafford, VA	2010	2009	136,000

Subtotal				4,303,000

Medical Office Buildings
Woodburn Medical Park I	Annandale, VA	1998	1984	71,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	92,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	88,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000
Shady Grove Medical Village II	Rockville, MD	2004	1999	66,000
8301 Arlington Boulevard	Fairfax, VA	2004	1965	49,000
Alexandria Professional Center	Alexandria, VA	2006	1968	113,000
9707 Medical Center Drive	Rockville, MD	2006	1994	38,000
15001 Shady Grove Road	Rockville, MD	2006	1999	51,000
Plumtree Medical Center	Bel Air, MD	2006	1991	33,000
15005 Shady Grove Road	Rockville, MD	2006	2002	52,000
2440 M Street	Washington, DC	2007	1986/2006	110,000
Woodholme Medical Office Building	Pikesville, MD	2007	1996	125,000
Ashburn Office Park	Ashburn, VA	2007	1998/2000/2002	75,000
CentreMed I & II	Centreville, VA	2007	1998	52,000
Sterling Medical Office Building	Sterling, VA	2008	1986/2000	36,000
Lansdowne Medical Office Building	Leesburg, VA	2009	2009	87,000

Subtotal				1,309,000

Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	151,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	72,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	198,000
Shoppes of Foxchase(1)	Alexandria, VA	1994	1960	134,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	44,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	332,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Randolph Shopping Center	Rockville, MD	2006	1972	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	143,000

Subtotal				2,022,000

(1)	Development on approximately 60,000 square feet of the center was completed in December 2006.

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*
Multifamily Buildings * / # units
3801 Connecticut Avenue / 308	Washington, DC	1963	1951	179,000
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000
Country Club Towers / 227	Arlington, VA	1969	1965	163,000
Park Adams / 200	Arlington, VA	1969	1959	173,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	259,000
The Ashby at McLean / 256	McLean, VA	1996	1982	252,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003(2)	159,000
Bethesda Hill Apartments / 195	Bethesda, MD	1997	1986	226,000
Bennett Park / 224	Arlington, VA	2007	2007	268,000
Clayborne / 74	Alexandria, VA	2008	2008	87,000
Kenmore Apartments / 374	Washington, DC	2008	1948	270,000

Subtotal (2,540 units)				2,206,000

Industrial Distribution / Flex Properties
Fullerton Business Center	Springfield, VA	1985	1980	104,000
The Alban Business Center	Springfield, VA	1996	1981/1982	87,000
Ammendale Technology Park I	Beltsville, MD	1997	1985	167,000
Ammendale Technology Park II	Beltsville, MD	1997	1986	107,000
Pickett Industrial Park	Alexandria, VA	1997	1973	246,000
Northern Virginia Industrial Park	Lorton, VA	1998	1968/1991	787,000
8900 Telegraph Road	Lorton, VA	1998	1985	32,000
Dulles South IV	Chantilly, VA	1999	1988	83,000
Sully Square	Chantilly, VA	1999	1986	95,000
Amvax	Beltsville, MD	1999	1986	31,000
Fullerton Industrial Center	Springfield, VA	2003	1980	137,000
8880 Gorman Road	Laurel, MD	2004	2000	141,000
Dulles Business Park Portfolio	Chantilly, VA	2004/2005	1999-2005	324,000
Albemarle Point	Chantilly, VA	2005	2001/2003/2005	207,000
Hampton Overlook	Capital Heights, MD	2006	1989	134,000
Hampton South	Capital Heights, MD	2006	1989/2005	168,000
9950 Business Parkway	Lanham, MD	2006	2005	102,000
270 Technology Park	Frederick, MD	2007	1986-1987	157,000
6100 Columbia Park Road	Landover, MD	2008	1969	150,000

Subtotal				3,259,000

TOTAL				13,099,000

*	Multifamily buildings are presented in gross square feet.
(2)	A 16 unit addition referred to as The Gardens at Walker House was completed in October 2003.

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Adjusted EBITDA (a non-GAAP measure) is earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, gain on sale of real estate, gain/loss on extinguishment of debt and gain/loss from non-disposal activities.

Ratio of earnings to fixed charges is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, gain on sale of real estate, gain/loss on extinguishment of debt and gain/loss from non-disposal activities by interest expense and principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO (April, 2002 White Paper) as net income attributable to the controlling interest (computed in accordance with generally accepted accounting principles (GAAP)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. FFO is a non-GAAP measure.

Funds Available for Distribution (FAD), a non-GAAP measure, is calculated by subtracting from FFO recurring expenditures, tenant improvements, leasing incentives and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream, non-cash gain/loss from extinguishment of debt and straight line rents, then adding non-real estate depreciation and amortization, non-cash fair value interest expense, adding or subtracting amortization of lease intangibles and amortization of restricted share compensation, as appropriate.

Recurring capital expenditures represents non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant's term.

Core portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.

Core portfolio net operating income (NOI) growth is the change in the NOI of the core portfolio properties from the prior reporting period to the current reporting period.